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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest event reported): DECEMBER 11, 2001
                                                         -----------------



                              E COM VENTURES, INC.
             (Exact name of registrant as specified in its charter)



        FLORIDA                     0-19714                     65-0977964
        -------                     -------                     ----------
(State of Incorporation)    (Commission File Number)           (IRS Employer
                                                             Identification No.)



                   11701 N.W. 101ST ROAD, MIAMI, FLORIDA 33178
                   -------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (305) 889-1531
                                                           --------------

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ITEM 5. OTHER EVENTS

On December 11, 2001 the Company issued a press release announcing that Ilia Lekach, Chairman and Chief Executive Officer of the Company, had withdrawn his proposal to effect a going private transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit  99.1     Press release dated December 11, 2001


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized and this 14th day of December, 2001.



                                          E COM VENTURES, INC.



                                          By: /s/ A. Mark Young
                                             -----------------------------------
                                             A. Mark Young
                                             Chief Financial Officer


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